                                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  Chief  Executive  Officer,  President  and  Director  of
American Skandia Life Assurance Corporation,  a Connecticut corporation (the "Corporation"),  does hereby make, constitute and  appoint  Timothy P.  Harris,  Secretary  of the  Corporation,  and in his  absence,  Kathleen A.  Chapman,  Assistant
Secretary,  as his true and lawful  attorney-in-fact  and agent with all power and authority on his behalf to sign his/her name on any and all registration statements,  applications for exemptive relief, documents,  instruments,  and/or exhibits related  thereto and any and all  amendments  thereto  (including  any and all pre- and  post-effective  amendments to any registration  statement) on any form or forms for the purpose of registering  Annuity,  Variable Annuity and Variable Life
Insurance  products  under the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  with the Securities and
Exchange  Commission,  granting unto said  attorney-in-fact  and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and  authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned does  hereby  ratify and confirm all that said  attorney-in-fact  and agent may  lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         16th day of July, 2003.

                                                     ___/s/David R. Odenath
                                                        ---
                                                              David R. Odenath

                                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Director of American Skandia Life Assurance Corporation,  a
Connecticut  corporation (the  "Corporation"),  does hereby make,  constitute and appoint Timothy P. Harris,  Secretary of the Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary,  as his true and lawful attorney-in-fact and  agent  with all power and  authority  on his  behalf to sign  his/her  name on any and all  registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto  (including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life Insurance  products under the Securities Act of 1933 and the  Investment  Company  Act of 1940,  with the  Securities  and  Exchange  Commission,  granting  unto  said attorney-in-fact  and agent full power and  authority  to do and  perform  each and every act  authorized  by the Power of
Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act  hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if  personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         23rd day of July, 2003.

                                                     _/s/James Avery
                                                      ---
                                                              James Avery

                                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Director of American Skandia Life Assurance Corporation,  a
Connecticut  corporation (the  "Corporation"),  does hereby make,  constitute and appoint Timothy P. Harris,  Secretary of the Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary,  as her true and lawful attorney-in-fact and  agent  with all power and  authority  on her  behalf to sign  his/her  name on any and all  registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto  (including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life Insurance  products under the Securities Act of 1933 and the  Investment  Company  Act of 1940,  with the  Securities  and  Exchange  Commission,  granting  unto  said attorney-in-fact  and agent full power and  authority  to do and  perform  each and every act  authorized  by the Power of
Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act  hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if  personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         21st day of July, 2003.

                                                     _/s/Vivian Banta
                                                      ---
                                                              Vivian Banta

                                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Director of American Skandia Life Assurance Corporation,  a
Connecticut  corporation (the  "Corporation"),  does hereby make,  constitute and appoint Timothy P. Harris,  Secretary of the Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary,  as his true and lawful attorney-in-fact and  agent  with all power and  authority  on his  behalf to sign  his/her  name on any and all  registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto  (including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life Insurance  products under the Securities Act of 1933 and the  Investment  Company  Act of 1940,  with the  Securities  and  Exchange  Commission,  granting  unto  said attorney-in-fact  and agent full power and  authority  to do and  perform  each and every act  authorized  by the Power of
Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act  hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if  personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         28th day of July, 2003.

                                                     _/s/Richard Carbone
                                                      ---
                                                              Richard Carbone

                                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Director of American Skandia Life Assurance Corporation,  a
Connecticut  corporation (the  "Corporation"),  does hereby make,  constitute and appoint Timothy P. Harris,  Secretary of the Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary,  as her true and lawful attorney-in-fact and  agent  with all power and  authority  on her  behalf to sign  his/her  name on any and all  registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto  (including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life Insurance  products under the Securities Act of 1933 and the  Investment  Company  Act of 1940,  with the  Securities  and  Exchange  Commission,  granting  unto  said attorney-in-fact  and agent full power and  authority  to do and  perform  each and every act  authorized  by the Power of
Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act  hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if  personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         30th day of July, 2003.

                                                     _/s/Helen Galt
                                                      ---
                                                              Helen Galt

                                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Director of American Skandia Life Assurance Corporation,  a
Connecticut  corporation (the  "Corporation"),  does hereby make,  constitute and appoint Timothy P. Harris,  Secretary of the Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary,  as his true and lawful attorney-in-fact and  agent  with all power and  authority  on his  behalf to sign  his/her  name on any and all  registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto  (including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life Insurance  products under the Securities Act of 1933 and the  Investment  Company  Act of 1940,  with the  Securities  and  Exchange  Commission,  granting  unto  said attorney-in-fact  and agent full power and  authority  to do and  perform  each and every act  authorized  by the Power of
Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act  hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if  personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         23rd day of July, 2003.

                                                     _/s/Ronald Joelson
                                                      ---
                                                              Ronald Joelson